OneSoft Corporation                                         The Mark Group, Inc.


OneSoft Corporation has omitted from this Exhibit 10.24 portions of this Agreement for which OneSoft Corporation has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment have been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.

                                              EXHIBIT 10.24


         ONESOFT MANAGED APPLICATION AND SERVICES AGREEMENT ***********

THIS AGREEMENT is entered into as of November 17, 1999 by and between OneSoft Corporation ("ONESOFT"), a Delaware Corporation having an office at 7010 Little River Turnpike Suite 460, Annandale, Virginia 22003, and The Mark Group, Inc. ("CLIENT"), having an office at 6500 Park Commerce Blvd., NW, Boca Raton, FL 33487.

The parties hereby agree as follows:

           ONESOFT STANDARD LICENSE AND SERVICES TERMS AND CONDITIONS

--------------------------------------------------------------------------------

1.  DEFINITIONS
(a) This "Agreement" means this document entitled OneSoft Managed Application and Services Agreement together with each Product Addendum, Scope of Work, Change Order, or Schedule, attached hereto and/or thereto, collectively (and each Product Addendum, Scope of Work, Change Order, or Schedule attached hereto or thereto, is hereby incorporated into this Agreement by reference and is made a part of this Agreement as if fully set forth herein); and
(b) "Product Addendum" means a document attached hereto and signed by the CLIENT and ONESOFT that identifies Software Product(s) licensed under this Agreement, along with any additional terms and conditions for the licensing or management thereof; and
(c) "Scope of Work" means a document attached hereto and signed by the CLIENT and ONESOFT (including any Schedule(s) attached thereto) that identifies the services to be provided under this Agreement, along with any additional terms and conditions for the performance and/or management thereof; and
(d) "Change Order" means a document in either paper or electronic form (i.e. email that can be reasonably dated, traced and/or otherwise identified) that originates from an authorized representative of CLIENT (including any Schedule(s) attached thereto), and is accepted by ONESOFT, authorizing additional services or products under a Scope of Work and/or Product Addendum; and
(e) "Schedule" means an attachment to this Agreement, Scope of Work, Product Addendum, or Change Order and which provides additional or collateral information for the document to which it is attached; and
(f) "Software Product" means the object code version of a ONESOFT software product that is identified in an attached Product Addendum (including any Schedule(s) attached thereto); and
(g) "Point of Contact" means a contact point, named with respect to ONESOFT or CLIENT, in Paragraph 30 or in a Product Addendum, Scope of Work or Change Order; and
(h) "Server" means, if with respect to a Software Product licensed for use on a server furnished and operated by ONESOFT, then a server furnished and operated by ONESOFT under this Agreement and described in a related Product Addendum, Scope of Work, Change Order, or Schedule, or if with respect to a Software Product licensed for use on a server furnished and operated by CLIENT then a server used by the CLIENT that meets the requirements set forth in technical documentation for a Software Product and that is installed at a location within the United States; and
(i) "Site" means a World Wide Web site with one or multiple domain name(s) mapped to one IP address and supported by a single instance of a database schema; and
(j) "Processor" means a single Intel standard processor installed in a Server that operates a Software Product; and
(k) "User" means a single individual accessing or using the Software Product;
and
(l) "Patch" means a one-time correction provided by ONESOFT to address a reported problem in a Software Product; and
(m) "Letter Release" means a version of a Software Product that is generally released by ONESOFT to its supported customers for that Software Product, and which is identified by the addition of a letter to the previous Point Release number (such as version 1.5A); and
(n) "Point Release" means a version of a supported Software Product that is generally released by ONESOFT to its supported customers for that Software Product, and which is identified by a decimal number change (such as 1.0 to 1.1); and
(o) "Version Release" means a version of a supported Software Product which is identified by a number followed by a decimal point and a zero (0) (such as version 2.0) for which ONESOFT may charge a separate license fee to its supported customers if new functionality is requested and/or required; and.
(p) "Upgrade" means an upgrade to a new Software Product Release which contains one or more significant new major features for which ONESOFT may charge a separate license fee to its supported customers if new functionality is requested and/or required; and
(q) "Workaround" means a procedure to avoid a reported problem in a Software Product; and
(r) "Support Materials" means anything delivered by ONESOFT to CLIENT under its Software Maintenance


Confidential Information

OneSoft Corporation                                         The Mark Group, Inc.


Services, including, but not limited to, any Patches, Workarounds, Letter Releases, Point Releases, and any related documentation; and
(s) "Software Maintenance Services" means, (i) when used in connection with a Software Product license, other than a Managed Application license, maintenance consisting of the shipment to CLIENT of Patches, Workarounds, Letter Releases, and Point Releases as generally released by ONESOFT for a Software Product, as well as Version Releases and Upgrades if new functionality is not required; or
(ii) when used in connection with a Software Product Managed Application license, maintenance consisting of the delivery to CLIENT of Patches, Workarounds, Letter Releases, and Point Releases as generally released by ONESOFT for a Software Product, as well as Version Releases and Upgrades if new functionality is not required.
(t) "Services" (to the extent provided for under a Scope of Work or Change Order attached hereto) shall mean and include, without limitation, professional service bureau tasks, managed application services, co- location services, customer support services, transaction processing services, or other services as set forth in such Scope of Work or Change Order.
(u) "Managed Application Services" refers to services provided by the Internet Solutions Center, or their designee, that support the successful operation of the Software Product. This includes application monitoring, on-going configuration management, daily application data source and store threshold management, performance tuning, and applying patches.
(v) "Co-Location Services" refers to the services provided by the Internet Solution Center or their designee, that support the successful operation of the systems hardware (e.g., application and database servers, routers) necessary to run the Software Product.
2.  LICENSE GRANT
(a) Subject to the terms and conditions of this Agreement, ONESOFT grants to CLIENT, and CLIENT accepts, a non-exclusive limited nontransferable license to use on a Server, in the United States each Software Product identified in a Product Addendum, in accordance with the provisions thereof, which Product Addendum is incorporated herein by reference.
(b) CLIENT agrees to comply with all the terms and conditions of third party software sublicenses that are provided to CLIENT.
(c) The CLIENT agrees that it shall not:
    (i) Copy any Software Product for any purpose other than for archival or emergency restart purposes or program error verification; and/or
    (ii) Sublicense, rent or otherwise make a Software Product available to any third party for a fee or otherwise whether in a service bureau environment or otherwise; or
    (iii) Reverse engineer, decompile, disassemble, or modify a Software Product or separate a Software Product into components or its component files, recreate, or attempt to determine the makeup of any Software Product.
3.  DELIVERY
ONESOFT shall deliver to CLIENT a copy of each Software Product for which a license is granted under this Agreement, in an electronic medium or by direct loading onto a designated Server over the Internet.
4.  SOFTWARE PRODUCT RELATED FEES
(a) CLIENT agrees to pay to ONESOFT, in accordance with the provisions of this Agreement, and each Product Addendum, the applicable license fees, maintenance fees, and other applicable fees related to the Software Products.
(b) All license fees, maintenance fees and other applicable fees for a perpetual license are due upon the execution of the requisite Product Addendum.
(c) CLIENT must pay ************************ Recurring Monthly Managed Application Services fees upon the execution of the requisite Product Addendum.
5.  LICENSE TERM
(a) Each license granted with respect to a Software Product under this Agreement shall continue in full force and effect for the term specified in the related Product Addendum, unless earlier terminated in accordance with this Agreement or the Product Addendum.
(b) Software Maintenance Services obligations of ONESOFT shall terminate to the extent that related Software Product license has terminated.
6.  SOFTWARE PRODUCT MAINTENANCE
(a) Subject to the terms and conditions of this Agreement, ONESOFT will provide Software Maintenance Services to CLIENT for each Software Product for so long as CLIENT has timely satisfied all payment obligations for Software Maintenance Services Fees as defined in and set forth in the applicable Product Addendum. After October 31, 2001, ONESOFT shall have no obligation to provide Software Maintenance Services unless the installed Software Product is the then-current Version Release and is utilized on a Server of a type supported by ONESOFT.
(b) If CLIENT, at the time ONESOFT releases a Version Release or an Upgrade to a Software Product, is then-currently entitled to Software Maintenance Services under this Agreement, then upon payment of any applicable fee set by ONESOFT for such Version Release or Upgrade, ONESOFT shall provide such Version Release or Upgrade to CLIENT to replace CLIENT's then-installed version of the Software Product.
(c) CLIENT agrees that if a Software Product is installed on a Server not furnished and operated by ONESOFT, then CLIENT will install and maintain the equipment and Software Product as required by ONESOFT to permit Software Maintenance Services to be delivered electronically with respect to such Software Product.
(d) ONESOFT shall have no obligation under this Agreement to furnish maintenance and/or support for a Software Product except as expressly provided herein, or under an applicable Product Addendum.
7.  SERVICES RETENTION AND TERMINATION
(a) To the extent provided under a Scope of Work or Change Order, CLIENT hereby retains ONESOFT to provide certain services in accordance with the provisions of this Agreement and such Scope of Work or Change Order ("Services"). Services may include, without limitation professional service bureau tasks, managed application services, Co-location Services, customer technical support services, transaction processing services, or other services as set forth in such Scope of Work or Change Order.
(b) ONESOFT agrees to use commercially reasonable efforts to perform such Services.
(c) Except as otherwise provided herein or therein, either party may terminate a Scope of Work or Change Order at any time with or without cause by giving ************** written notice to the other party; provided, however, that: (i) in any event, ONESOFT shall be paid in full for all services it performs before or during such *************; (ii) if ONESOFT terminates Scope of Work *********** under this Section 7(c) then ONESOFT will pay the reasonable


Confidential Information               2

OneSoft Corporation                                         The Mark Group, Inc.


costs of moving the site(s) covered under such Scope of Work to another hosting service.
(d) With respect to Services under a Scope of Work for Managed Application Services that relates to a Product Addendum for a month-to-month Software Product license, such Services shall continue (and shall not be subject to the provisions of Subparagraph (c)), unless terminated in accordance with the provisions of this Agreement, in full force and effect for a period of ************* from the Commencement Date (as defined in the applicable Scope of Work). Any early termination, for any reason, of any Scope of Work, Product Addendum, or Change Order of this Agreement shall not relieve CLIENT of its payment obligations under this Subparagraph (d) except as provided in Subparagraph (f).
(e) With respect to Services under a Scope of Work for Co-Location Services, such Services shall continue (and shall not be subject to the provisions of Subparagraph (c)), unless terminated in accordance with the provisions of this Agreement, in full force and effect for a period of *********** from the Commencement Date (as defined in the applicable Scope of Work). Any early termination, for any reason, of any Scope of Work and/or Change Order of this Agreement shall not relieve CLIENT of its payment obligations under this Subparagraph (d) except as provided in Subparagraph (f).
(f) CLIENT may request an early termination of a Managed Application Service or Co-Location Scope of Work or Product Addendum with the provision for a dedicated Server package, or with a provision for a shared Server package, for its convenience; provided, however, that CLIENT shall be obligated to pay a fee for such termination in an amount equal to all fees that would be due, but for the termination, during the ********** after the date of termination.
8.  SERVICES FEES AND GENERAL PAYMENT TERMS
(a) CLIENT agrees to pay ONESOFT in accordance with the provisions of this Paragraph 8. Except as otherwise provided in a Scope of Work, Change Order, or Schedule, CLIENT shall pay ONESOFT for Services at its then current Time and Material Rates as offered to its customers generally.
(b) Except as otherwise provided in a Scope of Work, Change Order, or Schedule, CLIENT shall pay ONESOFT a deposit of ****** percent (***%) of all Services fees identified in a quotation/estimate before commencement of work by ONESOFT; the remaining balance to be billed for as incurred. The deposit to be refundable if the amount exceeds work performed under the requisite Scope of Work, Change Order, or Schedule.
(c) CLIENT shall be responsible for and shall pay (and agrees to indemnify and hold ONESOFT harmless from) all sales, use, gross receipts, value-added, GST, data processing excise, personal property or similar taxes or duties (including interest and penalties imposed thereon), which are levied or imposed by reason of the Software Products, Services and other deliverables provided hereunder; provided, however, that CLIENT shall not be responsible for paying any taxes imposed on the net income or profits of ONESOFT.
(d) ONESOFT shall invoice CLIENT for payments due under this Paragraph 8 on a monthly basis. Each ONESOFT invoice shall be due net ********* days from the date of invoice. CLIENT acknowledges and agrees that under the terms of this Agreement, no CLIENT Purchase Order ("PO") is required for the payment of ONESOFT invoices by CLIENT. In the event that a PO is required by the CLIENT for its internal processes, CLIENT shall issue such PO in a timely manner such that ONESOFT invoices may be issued and paid in accordance with the provisions of this Paragraph 8 and any failure by CLIENT to do so shall not excuse CLIENT from its obligations under this Paragraph 8.
(e) CLIENT shall pay in full any travel expenses incurred by ONESOFT that result from providing service to CLIENT under this Agreement in geographical locations other than Annandale, VA, provided such expenses are approved in writing by CLIENT.
(f) CLIENT shall use its best efforts to advise ONESOFT of any dispute regarding an invoice within ****** days of the date of invoice. Any disputed item shall be reconciled, if necessary, promptly upon settlement of the dispute. CLIENT shall not have any right to withhold or setoff any amounts due hereunder.
(g) Notwithstanding any other provision of this Agreement, if CLIENT fails to pay any ONESOFT invoice by the due date, ONESOFT may, in its sole discretion, upon ******* notice if such failure has not been cured by the end of such ******* period, suspend all or any part of its Services to CLIENT until payment is received or, upon notice to CLIENT, terminate Services under this Agreement. ONESOFT shall incur no liability to CLIENT if ONESOFT so suspends or terminates its Services. ONESOFT also reserves the right to charge interest at the maximum rate allowed by law on all amounts past due, and to assert appropriate liens to ensure payment.
(h) If it is necessary to enforce the provisions of this Agreement, the prevailing party in any such litigation, arbitration, or other legal proceeding shall recover from the non-prevailing party, all costs associated with the litigation, including reasonable attorney's and paralegal's fees at the trial and all appellate levels.
9.  CONFIDENTIAL INFORMATION
(a) Each party hereby acknowledges that it may receive confidential information of the other party including, without limitation, software, computer programs, object code, source code, database schemas, specifications, flow charts, marketing plans, financial information, business plans and procedures, the terms of this Agreement, ONESOFT's Client Guide, Software Products, employee information, and other confidential information (hereinafter referred to as "Confidential Information"). Confidential Information does not include (i) information independently developed by the recipient without reference to the other party's Confidential Information; (ii) information in the public domain through no wrongful act of the recipient, or (iii) information received by the recipient from a third party who was rightfully in possession of such information and had no obligation to refrain from disclosing it.
(b) Except as expressly authorized herein or as required by law, subpoena or court order the recipient of Confidential Information agrees that during the term hereof, and at all times thereafter, it shall not use, commercialize or disclose such Confidential Information to any person or entity, except to its own employees and consultants having a need to know and to such other recipients as the other party may approve in writing. Each party shall use at least the same degree of care in safeguarding the other party's Confidential Information as it uses in safeguarding its own Confidential Information, but in no event shall less than reasonable diligence and care be exercised.
(c) All Confidential Information supplied by a party to the other party pursuant to this Agreement shall remain the exclusive property of the supplying party.


Confidential Information               3

OneSoft Corporation                                         The Mark Group, Inc.


(d) CLIENT agrees that it will not remove any proprietary, trademark, copyright, confidentiality, patent or other intellectual property notice or marking from any Software Product, documentation, display, media or other materials delivered under this Agreement, or any copies thereof.
(e) CLIENT agrees that it will not violate any proprietary rights in the Software Products and shall not reverse engineer, decompile, disassemble, or modify a Software Product or separate a Software Product into components or its component files, recreate, or attempt to determine the makeup of any Software Product. CLIENT agrees that any information discovered thereby shall be deemed ONESOFT's Confidential Information.
(f) CLIENT shall keep Software Products in its possession strictly confidential and protected.
(g) CLIENT shall not use or reproduce the Software Products, or any documentation or media or other materials associated therewith, except as permitted by the terms of this Agreement.
(h) In the event that a party is required by law or judicial or administrative process to disclose Confidential Information, such party shall, insofar as practicable, promptly notify the party whose Confidential Information is required to be disclosed and allow the party a reasonable opportunity to oppose disclosure.
10. OWNERSHIP AND OTHER PROPRIETARY RIGHTS
(a) Subject to the grant of Software Products licenses hereunder and as otherwise expressly provided in this Paragraph 10, "Software," "Tools," and "Objects" (as such terms are defined in this Paragraph 10), including all originals and all copies thereof regardless of form, are and shall remain the sole and exclusive property of ONESOFT and shall be deemed its Confidential Information.
(b) Except as expressly provided in this Agreement, CLIENT does not acquire any right or license in ONESOFT's Software, Tools or Objects.
(c) "Tools" means ONESOFT's proprietary information and know-how used at any time by ONESOFT in the conduct of its business, including without limitation, technical information, designs, templates, software modules, processes, methodologies, systems used to create computer programs or software, procedures, code books, computer programs, plans, or any other similar information including improvements, modifications or developments thereto.
(d) "Objects" means ONESOFT's proprietary reusable software code.
(e) "Software" means any and all of ONESOFT's proprietary software code.
(f) Each party understands and agrees that any use or disclosure of any information or materials in violation of this Paragraph 10 will cause the other party irreparable harm, will leave such party with no adequate remedy at law, and will entitle such party to injunctive relief in addition to all other remedies available. A party that violates its obligations hereunder, shall reimburse the other party for reasonable costs and expenses incurred in enforcing its rights with respect to such violation.
(g) Each ********* developed under an attached Scope of Work or Change Order, and other ********* identified and originated or prepared by ONESOFT as a ********** pursuant to a specific Scope of Work or Change Order shall be ********** and CLIENT is hereby granted a ********** license to use such application; provided, however, that CLIENT may not unbundle from the ********* any ************* and/or *********, apart from their use as an ********** of the *********. ONESOFT agrees that any *********** or *********** developed under this Agreement ("********") has been ********** or ************ to be included in a **********. All ********** is and ********* the ********* and all ********
and ********* and *********** to be a ********** and ***** in the ***********
under this Agreement. To the extent that *********** does not by operation of law ********* or the ********* is not **********, all ******** and
*******************. ********* agrees to give ******** at *********** any
*********** to ******* the ***********.
(h) Except as expressly set forth in this Agreement, this Paragraph 10 does not constitute a license to use Software, Software Products, Tools and Objects, which CLIENT must separately license from ONESOFT as necessary to use any custom application.
(i) Except as described in Subparagraph 28 (b), nothing in this Agreement shall be deemed to limit ONESOFT's rights to develop and market functionally comparable products or deliverables based on the same general concepts, techniques and routines used in connection with any custom application.
(j) CLIENT acknowledges and agrees that, unless otherwise specified in any Scope of Work, Product Addendum, and/or Schedules attached hereto, ONESOFT maintains the ownership of all hardware and software upon which, and from which, all ONESOFT Managed Application Services are provided hereunder.
(k) CLIENT warrants that all Data (as defined) delivered to ONESOFT by CLIENT does not, and shall not, infringe or violate any United States copyright, United States trademark, United States trade secret, United States patent or other United States intellectual property right, and that CLIENT has the right to use, disclose, publish, translate, reproduce, or deliver any such Data. CLIENT agrees to indemnify and hold harmless ONESOFT, its directors, officers, employees and agents, against any and all losses, liabilities, judgments, awards and costs (including reasonable legal fees and expenses), arising out of or related to any claim that Data infringes or violates a United States copyright, United States trademark, United States trade secret, United States patent or other i United States ntellectual property right.
(l) "Data" as used in this Paragraph 10 mean any data, software or other information including, but not limited to, writings, designs, specifications, reproductions, pictures, drawings, or other graphical representations, and any works of a similar nature.
(m) With respect to any software, data, content or other materials supplied by CLIENT, ONESOFT is hereby granted the nonexclusive right and license to use the same as necessary in providing the Services. CLIENT represents and warrants to ONESOFT that utilization of any software, data, content or other materials supplied by CLIENT in the manner contemplated by the terms of the Agreement, and the Scope(s) of Work, will not infringe or misappropriate any copyright, trademark, patent, trade secret or other intellectual property right of any third person. CLIENT represents and warrants to ONESOFT that the use of any software provided by the CLIENT for ONESOFT to manage under this Agreement or Scope(s) of Work, when used as contemplated by the terms of this Agreement or the Scope(s) of Work, will not infringe or misappropriate any copyright, trademark, patent, trade secret or other intellectual property right of any third person.


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OneSoft Corporation                                         The Mark Group, Inc.


(n) Subject to Section 10(g), all software modifications (whether or not specially ordered by CLIENT) developed by ONESOFT, any discoveries made, improvements, modifications, adaptations, or developments by ONESOFT (whether or not at CLIENT's request pursuant to this Agreement or any other agreement between the parties), are and shall remain, the exclusive property of ONESOFT, unless otherwise provided under such other agreement, signed by both parties.
(o) Unless otherwise agreed in writing, nothing in this Agreement shall be deemed to authorize the CLIENT to use any copyright, name, trademark, service mark, or patent of ONESOFT.
11. PUBLIC RELATIONS
(a) ONESOFT shall have the right to release a selection announcement to the public. CLIENT shall provide a supporting quote and shall have right to review final release.
(b) The parties shall have the right to disclose their relationship with the other party in promotional, advertising, and marketing materials.
(c) ONESOFT shall have the right to use CLIENT graphics, logos, imagery, and its URL in ONESOFT's promotional, advertising, and marketing materials.
(d) CLIENT agrees to serve as a reference for potential press, analyst and prospective customers when approached to do so by ONESOFT.
(e) ONESOFT reserves the right to provide CLIENT with ownership graphics and any associated hypertext links, that shall be placed on the Web pages resulting from the selection of a registered domain name URL or Web page that displays functionality of a Software Product, subject to CLIENT's approval which shall not be unreasonably withheld or delayed.
12. MARKS AND PATENTS
(a) CLIENT acknowledges that "OneSoft(TM)" and all other Software Product names are or include trademarks, and/or service marks, and are the intellectual property of the ONESOFT. Unless otherwise agreed in writing, nothing herein shall be deemed to authorize the CLIENT to use any pending and/or existing name, trademark and/or service mark of ONESOFT.
(b) CLIENT acknowledges that any underlying technology, know-how, or process used in the design, development, programming, or coding of ONESOFT's Software, Software Products, Tools, or Objects, is the intellectual property of ONESOFT, and certain of the same are protected by Patents or Patents Pending.
13. LIMITATIONS ON WARRANTIES AND LIABILITY
(a) ONESOFT warrants only that each Software Product, at the effective date that such Software Product is being used on a live Internet site and for a period of one hundred and twenty days (120) therefrom, is capable of performing substantially the functions described in ONESOFT's published technical documentation at such time for such Software Product, or any product description that accompanies a Product Addendum. ONESOFT does not warrant that the operation of any Software Product will be uninterrupted or error free, however, exclusive remedies in connection with this limited warranty are provided for under Subsection 13 (e) herein.
(b) ONESOFT warrants that each Software Product shall not infringe any valid United States Copyright, United States Patent or United States Trademark. In the event such warranty is breached, ONESOFT agrees to defend any and all actions alleging any such infringement that may be brought against CLIENT during the term of this Agreement, and to pay all damages and costs finally awarded against CLIENT in such actions or suits on account of such infringement provided that:
    (i) ONESOFT shall have received from CLIENT prompt notice of the commencement of any such action;
    (ii) CLIENT, and where applicable, those for whom CLIENT is in law responsible, shall cooperate fully with ONESOFT in defense of the action;
    (iii) The action shall not have resulted from the use of any Software Product for purposes other than those for which it was authorized and designed, or the use of any Software Product in combination with software or other products not supplied by ONESOFT, or where the infringement would have been avoided by use of the then current version of any of the Software Products;
    (iv) ONESOFT in its sole discretion instead of defending such action may procure for CLIENT the right to continue the use of the Software Products subject to such action or it may replace or modify such Software Products so to become non-infringing or it may refund a portion of the license fees for such Software Products as reduced based upon a five year straight line amortization of such fees.
(c) A medium on which a Software Product is furnished is warranted to be free of defects in materials and workmanship under normal use for a period of thirty
(30) days from the date of delivery of the Software Product.
(d) ONESOFT warrants that its Software is designed to be used in connection with dates in the range of **** through **** and that the Software will operate during each such time period without error relating to date data; provided, however, that this warranty does not apply to any error caused by use in combination with software or other products not supplied by ONESOFT.
(e) ONESOFT guarantees a CLIENT platform uptime of ********** percent (****** %) of the time. ONESOFT will calculate the platform's unavailability in any given calendar month at the written request of the CLIENT. Platform unavailability will consist of the number of minutes that the application components are not available to the CLIENT, excluding unavailability resulting from or caused by scheduled ONESOFT maintenance (which ONESOFT will use reasonable efforts to co-ordinate with CLIENT as practicable given the large number of sites that ONESOFT supports), applications provided by CLIENT, acts, omissions and/or failure of CLIENT or third party supplier equipment or facilities, any use of the platform authorized by CLIENT, or for any reason beyond ONESOFT's reasonable control. ONESOFT also guarantees to maintain data storage, back-up and disaster recovery procedures that are considered standard within the industry.
(f) REMEDIES:
    (i) IF CLIENT NOTIFIES ONESOFT IN WRITING, WITHIN *********** DAYS OF THE DATE THAT A SOFTWARE PRODUCT IS BEING USED ON A LIVE INTERNET SITE, IDENTIFYING A SOFTWARE PRODUCT OF ANY SIGNIFICANT ERROR OR FAILURE OF SUCH SOFTWARE PRODUCT COVERED BY THE EXPRESS WARRANTIES IN SUBPARAGRAPHS (a) OR
    (c) OR (d), ONESOFT SHALL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PROMPTLY CORRECT ANY SUCH SIGNIFICANT ERROR OR FAILURE.
    (ii) THE WARRANTIES AND LIMITATIONS SET FORTH IN THIS PARAGRAPH 13 CONSTITUTE THE ONLY WARRANTIES OF ONESOFT WITH RESPECT TO ANY SOFTWARE PRODUCT OR ITS SUPPORT OR MAINTENANCE. SUCH WARRANTIES ARE IN LIEU OF, AND ONESOFT HEREBY DISCLAIMS, ALL OTHER WARRANTIES, STATUTORY OR OTHERWISE, EXPRESS OR


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OneSoft Corporation                                         The Mark Group, Inc.


    IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE REMEDIES OF CLIENT SHALL BE LIMITED TO THOSE PROVIDED IN THIS PARAGRAPH 13. NO AGREEMENTS VARYING OR EXTENDING THE FOREGOING WARRANTIES, REMEDIES OR LIMITATIONS WILL BE BINDING ON ONESOFT UNLESS IN WRITING AND SIGNED BY A DULY AUTHORIZED OFFICER OF ONESOFT.
    (iii) ONESOFT REPRESENTS THAT ITS PROFESSIONAL SERVICES PERSONNEL WILL BE AT A LEVEL OF SKILL AND COMPETENCY THAT IS CONSIDERED STANDARD FOR THE INDUSTRY, AND THAT PROFESSIONAL SERVICES RENDERED WILL SUBSTANTIALLY COMPLY WITH THE WRITTEN SPECIFICATIONS DRAFTED BETWEEN THE PARTIES FOR ANY GIVEN PROJECT. THE WARRANTIES AND LIMITATIONS SET FORTH IN THIS PARAGRAPH 13 CONSTITUTE THE ONLY WARRANTIES OF ONESOFT WITH RESPECT TO ANY PROFESSIONAL SERVICES. SUCH WARRANTIES ARE IN LIEU OF, AND ONESOFT HEREBY DISCLAIMS, ALL OTHER OTHER WARRANTIES, STATUTORY OR OTHERWISE , EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES RENDERED OR THE RESULTS OBTAINED FROM ONESOFT'S WORK, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE REMEDIES OF CLIENT SHALL BE LIMITED TO THOSE PROVIDED IN THIS PARAGRAPH 13. ONESOFT'S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL BE LIMITED TO THE GREATER OF THE AGGREGATE FEES RECEIVED BY ONESOFT FROM CLIENT HEREUNDER DURING THE THREE (3) CALENDAR MONTHS PRECEDING THE TIME CLIENT'S CLAIM AROSE, OR WITH RESPECT TO THE SPECIFIC SCOPE OF WORK UNDER WHICH THE CLAIM AROSE DURING THE TWELVE (12) CALENDAR MONTHS PRECEDING THE TIME CLIENT'S CLAIM AROSE, ALL NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSES OF ANY LIMITED REMEDY.
14. AUDIT
(a) CLIENT agrees to maintain complete and accurate records containing all data reasonably required for verification of its compliance with the terms of this Agreement. If ONESOFT has reasonable basis to believe that CLIENT is not in compliance with the terms of this Agreement ONESOFT, or its authorized representative, shall have the right, during normal business hours, and upon at least five business days prior notice, to physically inspect any Server upon which any Software Product is installed, and to audit and analyze the relevant records of the CLIENT, to verify compliance with the terms of this Agreement.
(b) CLIENT also agrees to permit remote license auditing of its web site by ONESOFT to verify CLIENT's compliance with the terms of this Agreement and the licenses granted hereunder.
15. INDEMNIFICATION
(a) Indemnification by ONESOFT. Except to the extent ONESOFT has acted at
    --------------------------
CLIENT's direction or in accordance with CLIENT's specifications, ONESOFT will indemnify, defend and hold harmless CLIENT from all losses, liabilities, judgments, awards and costs (including reasonable attorneys' fees) arising from a third party claim against CLIENT based on an actual or alleged:
    (i)   Failure by ONESOFT to perform its obligations under this Agreement;
    (ii)  Breach of ONESOFT's representations and warranties;
    (iii) Acts or omissions constituting gross negligence or willful misconduct, committed by ONESOFT,
    (iv)  Failure by ONESOFT to comply with governmental laws and regulations;
    (v) Infringement by ONESOFT of United States patents, United States copyrights, United States trademarks, United States trade secrets and other United States intellectual property rights.
    (vi) This Subparagraph (a) shall not apply to claims arising as a result of CLIENT's improper use of ONESOFT's products or services or other deliverables under this Agreement.
(b) Indemnification by CLIENT. CLIENT will indemnify, defend and hold harmless
    -------------------------
ONESOFT from all losses, liabilities, judgments, awards and costs (including reasonable attorneys' fees) arising from a third party claim against ONESOFT based on an actual or alleged:
    (i)   Failure by the CLIENT to perform its obligations under this Agreement;
    (ii)  Breach of CLIENT's representations and warranties;
    (iii) Acts or omissions constituting gross negligence or willful misconduct, committed by CLIENT; or
    (iv)  Failure by CLIENT to comply with governmental laws and regulations; or
    (v) Infringement by CLIENT of United States patents, United States copyrights, United States trademarks, United States trade secrets and other United States intellectual property rights.
(c) Notice of Claim. If a claim covered under this Paragraph 15 appears likely
    ---------------
or is made, the party against whom the claim is made (hereinafter referred to as the "Indemnitee") will promptly provide the other party (hereinafter referred to as the "Indemnitor") with notice of such claim. If a claim for infringement is made, ONESOFT may elect to avoid the infringement by:
    (i) Obtaining the necessary rights for the Indemnitee to continue to use the data or software at issue; or
    (ii)  Modifying the data or software at issue at its expense.
16. INJUNCTIVE RELIEF
The parties acknowledge that monetary damages may not be an adequate remedy if a party breaches its obligations under Paragraphs 2(b) & (c), 9, 10 or 12, since such breach will result in irreparable harm. The parties therefore agree that, in the event of any such breach, the non-breaching party shall be entitled to appropriate mandatory or prohibitory injunctive relief against the breaching party, in addition to any other remedies at law, in equity or under this Agreement. A party substantially prevailing in an action for injunctive relief in connection with this Agreement shall be entitled to recover its costs (including without limitation reasonable attorneys' fees) from the other party.
17. TERMINATION
(a) Unless otherwise expressly provided for in this Agreement, either party may terminate this Agreement or any Scope(s) of Work and/or Change Order(s) and/or Product Addendum(s), and/or any related licenses granted hereunder or thereunder, by giving the other party written notice to that effect, effective on the date of receipt of such notice, if:
    (i) The other party enters into liquidation, whether or not voluntarily, or a receiver is appointed to all or any part of its assets, or the other party becomes bankrupt or insolvent or enters into any arrangement with its creditors, or takes or suffers any similar action in consequence of debt or becomes unable to pay its debts as they fall due; or
    (ii) The other party materially breaches this Agreement and fails to cure such breach to the non-breaching party's satisfaction within ********* days of having received written notice of such breach.


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

OneSoft Corporation                                         The Mark Group, Inc.


(b) In the event that a party materially breaches this Agreement, the non-breaching party may terminate this Agreement if the breaching party fails to cure such breach within ********* days of having received written notice of such breach.
(c) If a license granted by ONESOFT is properly terminated for any reason, CLIENT shall, on the effective date of such termination, cease using any and all of the subject matter of the license and CLIENT shall promptly deliver to ONESOFT all copies of any and all of such subject matter and any related documentation, or shall provide evidence, satisfactory to ONESOFT, that all such copies have been destroyed.
18. FORCE MAJEURE AND ACTS OF GOD
A party shall be relieved from an obligation (other than the obligation to make payments) while a cause outside the reasonable control of the party prevents the performance of such obligation.
19. RELATIONSHIP OF THE PARTIES; CONTENT
(a) Nothing in this Agreement shall be construed as making a party an agent of the other party, and neither party shall have the power to bind the other party or to contract in the name of, or create a liability against, the other party. Neither party shall be responsible for the acts or defaults of the other party or any of the other party's employees or agents. The parties are independent contractors with respect to all matters arising under this Agreement. Nothing in this Agreement shall be deemed to establish a partnership, joint venture, association or employment relationship between the parties. With respect to its employees, a party shall remain responsible, and shall indemnify and hold harmless the other party, for the withholding and payment of all Federal, state and local personal income, wage, earnings, occupation, social security, worker's compensation, unemployment, sickness and disability insurance taxes, payroll levies or employee benefit obligations
(b) If a Scope of Work permits CLIENT to re-sell ONESOFT Services to end-users then the provisions of this Paragraph 19(b) shall apply to such Services, however, the CLIENT acknowledges that the Scope of Work still governs the relationship between ONESOFT and the CLIENT. CLIENT's relationship with any end-user of the Services that may be distributed by CLIENT shall be governed solely by an end-user Agreement (made available to ONESOFT upon request) that provides at least the same protections to ONESOFT as this Agreement and the Scope of Work provides. Any warranty provided by ONESOFT shall be solely for the benefit of CLIENT. In no event shall any end-user of CLIENT services be considered a third party beneficiary of any ONESOFT warranty. CLIENT shall indemnify and hold ONESOFT harmless from any end- user claim. The CLIENT is responsible for ensuring that third party end- users of the Services do not impose unexpected workloads on the Services.
(c) The parties acknowledge that the Internet is neither owned nor controlled by any one entity and that a third party may gain access to ONESOFT. Electronic mail and other transmissions passing through ONESOFT or over the Internet are not secure, and ONESOFT cannot guarantee the security or privacy or any of the information or communications passing through ONESOFT. ONESOFT agrees to provide commercially reasonable security consistent with its business practices and facilities, including (without limitation) access control software, identification protection, logon passwords and physical site security. In no event however, will ONESOFT be liable for any loss or damage caused by a breach of security by a third-party. ONESOFT will not intentionally monitor or disclose any private electronic communications, except to the extent necessary to identify or resolve system problems or as otherwise permitted or required by law. ONESOFT does, however, reserve the right to monitor transmissions, other than private electronic communications, as necessary to provide the Service and otherwise to protect the rights and property of ONESOFT. Notwithstanding the foregoing, ONESOFT does not assume any liability for any action or inaction with respect to such communication or content posted or provided by an authorized or unauthorized third party. ONESOFT is a distributor and not a publisher of CLIENT's data or any other content provided by CLIENT or others (including end users). Because communication of data and other content over the Internet occurs in real time, ONESOFT cannot, and does not intend to, screen, police, edit, or monitor communications and content. If ONESOFT is notified of any content that allegedly violates its Client Guide, Email Authorized Use Policies, and/or is otherwise unlawful, ONESOFT may investigate and remove or request the removal of such content as it deems appropriate in good faith and in its sole discretion. In no event will ONESOFT be liable for any loss or damage caused by a user's reliance on any data or other content obtained through ONESOFT
20. FURTHER ASSURANCES
The parties agree to do all such things and to execute such further documents as may reasonably be required to give full effect to this Agreement.
21. WAIVER
No waiver of any part of this Agreement shall be effective unless made in writing by the waiving party. No waiver of any breach of this Agreement shall constitute a waiver of any other breach of the same, or any other provision, of this Agreement.
22. ENTIRE AGREEMENT AND CONSTRUCTION
This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and the parties agree that there are no other representations, warranties or oral agreements relating to the subject matter of this Agreement. Headings are included in the Agreement for convenience only and shall not affect the meaning or construction of this Agreement's provisions.
23. AMENDMENT
This Agreement may be modified or amended only by means of a writing executed by both parties.
24. ASSIGNIBILITY AND RESALE
    Rights under this Agreement shall not be assigned, sublicensed, encumbered by security interest or otherwise transferred or resold by CLIENT or ONESOFT (whether by operation of law or otherwise) without the prior written consent of the other, and any purported assignment, sublicense, encumbrance or other transfer of such rights, in violation of this Agreement, shall be void. An amalgamation, acquisition, or merger of CLIENT by or with any person or entity who is not a party to this Agreement, but who intends to carry on substantially the business of the CLIENT, shall not be treated as an assignment of this Agreement that is subject to the provisions of the next preceding sentence. Notwithstanding the foregoing, if a Scope of Work so provides, CLIENT may use the Services under the Scope of Work in support of its internal business operations and may also distribute such Services to unrelated third parties for their internal use (by such third party organization's own personnel) and to ultimate end-users in the public at large, subject to the terms, conditions and


Confidential Information               7

OneSoft Corporation                                         The Mark Group, Inc.

    limitations of this Agreement and such Scope of Work, and provided that CLIENT shall defend, indemnify and hold ONESOFT harmless from all costs (including reasonable attorneys' fees) arising from any claim by a third party user such Services. An amalgamation, acquisition, or merger of ONESOFT by or with any person or entity who is not a party to this Agreement, but who intends to carry on substantially the business of the ONESOFT, shall not be treated as an assignment of this Agreement that is subject to the provisions of this Paragraph.
25. COMPLIANCE WITH LAWS
Each party shall carry out the obligations contemplated by this Agreement and shall otherwise deal with the subject matter hereof in compliance with all applicable laws, rules and regulations, of all governmental authorities, including, without limitation, the Export Act and any other legal restrictions on exports, and shall obtain all permits and licenses required in connection with the subject matter hereof.
26. SUCCESSORS AND ASSIGNS
This Agreement shall inure to the benefit of, and be binding upon the parties, their successors and permitted assigns.
27. SEVERABILITY
If any provision, of this Agreement or a Product Addendum or Schedule or Scope of Work or Change Order, is held to be unenforceable, all remaining provisions thereof shall remain in full force and effect.
28. GENERAL PROVISIONS
(a) CLIENT shall not directly or indirectly solicit or offer employment to, or directly or indirectly accept services by an employee or contractor of ONESOFT, during the term of this Agreement and for ********* thereafter, without consent of ONESOFT; provided, however, that if this Agreement is terminated by reason of a material breach of this Agreement by OneSoft then the provisions of this sentence shall not apply. For purposes of this Agreement, use of general employment advertising and independent employment agencies, if not directed at ONESOFT employees, shall not constitute solicitation.
(b) OneSoft agrees not to offer or sell the Software Product for ******* from the date of this Agreement to the ********* and/or *********.
(c) Each party (i) agrees to inform the other party of any information made available to such other party that is classified or restricted data, (ii) if given such information agrees to comply with the security requirements imposed by any state or local government, or by the United States Government, and (iii) if given such information agrees return all copies of such information upon request.
(d) Each party warrants and represents that its participation in this Agreement does not conflict with any contractual or other obligation of the party or create any conflict of interest prohibited by the U.S. Government or any other governmental authority, and shall promptly notify the other party if any such conflict arises during the term of this Agreement.
(e) Each party shall maintain commercially reasonable and adequate insurance protection covering its respective activities hereunder, including coverage for statutory worker's compensation, comprehensive general liability for bodily injury and tangible property damage, as well as adequate coverage for vehicles. Each party shall indemnify and hold the other harmless from liability for bodily injury, death and tangible property damage resulting from the acts or omissions of such party, its officers, agents, employees or representatives acting within the scope of their work.
(e) Paragraphs 1, 2(b) 2(c), 4, 9, 10, and 12 through 30 shall survive any termination of this Agreement.
29. GOVERNING LAW
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF VIRGINIA, EXCLUDING ITS CHOICE OF LAW RULES. ANY PROCEEDING OR DISPUTE RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE INITIATED AND MAINTAINED IN COURTS LOCATED IN SUCH COMMONWEALTH.

30. NOTICES
(a) Any notice or other communication to a party shall be in writing and delivered to the address below or at such other places as a party may from time to time specify by notice in writing to the other party.

(b) Point of Contact addresses are as follows:

For ONESOFT: (Technical)
Jeffrey M. MacIntyre
OneSoft Corporation
7010 Little River Turnpike, Suite 460
Annandale, VA  22003-9998
Telephone:  (703) 916-7448

For ONESOFT: (Contractual and Admin.)
Paul D. Economon, Esq.
OneSoft Corporation
7010 Little River Turnpike, Suite 460
Annandale, VA  22003-9998

Telephone:  (703) 916-7448
For CLIENT: (Contractual and Admin)

Seth Miller
-----------
6500 Park of Commerce Blvd, NW
------------------------------
Boca Raton, FL 33487
--------------------

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

OneSoft Corporation                      The Mark Group, Inc.

Confidential Information               8

OneSoft Corporation                                         The Mark Group, Inc.


By:       /s/ Paul Economon        By:      /s/ Seth Miller
          ---------------------             -----------------------

Name:     Paul Economon            Name:    Seth Miller
          ---------------------             -----------------------

Title:    General Counsel          Title:   Chief Operating Officer
          ---------------------             -----------------------



Confidential Information               9